Exhibit 99.1

MERCANTILE BANCORP RECEIVES EXCHANGE
LISTING EXTENSION FROM NYSE AMEX, LLC

Quincy, IL, July 21, 2011 – Mercantile Bancorp, Inc. (NYSE Amex: MBR) today reported it had received notice on July 18, 2011 from NYSE Amex, LLC (the “Exchange”) accepting the Company’s plan of compliance and granting an extension. The letter indicates the Company remains below certain of the NYSE Amex’s continued listing standards regarding stockholders’ equity, losses from continuing operations, and net losses in recent fiscal years, as set forth in Sections 1003(a)(i), (ii) and (iv) of the Company Guide, as first reported on April 29, 2011.

The Company was afforded the opportunity to submit a plan of compliance to the Exchange. Based on a review of the information presented by the Company, as well as ongoing conversations with Company representatives, the Exchange has notified the Company that it accepted the Company’s plan of compliance and granted the Company an extension. The Exchange has determined that, in accordance with Section 1009 of the Company Guide, the Company has made a reasonable demonstration of its ability to regain compliance with Sections 1003(a)(iv) of the Company Guide by January 17, 2012, and Section 1003(a)(i) and (ii) of the Company Guide by October 24, 2012.  The continued listing is subject to various conditions, including the completion of a sale or significant progress toward a sale by the Company of certain assets by September 30, 2011, completion of a capital raising transaction as required by applicable banking regulators by December 31, 2011, and other financial improvements.

The Company will be subject to periodic review by the Exchange during the extension period. Failure to make progress consistent with the plan or to regain compliance with the continued listing standards by the end of the extension period could result in the Company being delisted from the Exchange.

About Mercantile Bancorp
Mercantile Bancorp, Inc. is a Quincy, Illinois-based bank holding company with wholly-owned subsidiaries consisting of one bank each in Illinois, Kansas, and Florida, where the Company conducts full-service commercial and consumer banking business, engages in mortgage banking, trust services and asset management, and provides other financial services and products. The Company’s largest subsidiary, Mercantile Bank, also operates branch offices in Missouri and Indiana. Further information is available on the company's website at www.mercbanx.com.

Forward-Looking Statements
This press release may contain "forward-looking statements" which reflect the Company’s current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a safe harbor for forward-looking statements that are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, the Company, together with its subsidiaries, claims the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors that may cause actual results to differ from expectations, are set forth in our Annual Report on Form 10-K for the year ended December 31, 2010, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 as on file with the Securities and Exchange Commission, and include, among other factors, the following: general business and economic conditions on both a regional and national level; fluctuations in real estate values; the level and volatility of the capital markets, interest rates, and other market indices; changes in consumer and investor confidence in, and the related impact on, financial markets and institutions; estimates of fair value of certain Company assets and liabilities; federal and state legislative and regulatory actions; various monetary and fiscal policies and governmental regulations; and changes in accounting standards, rules and interpretations and their impact on the Company’s financial statements.  The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements. Any forward-looking statements in this release speak only as of the date of the release, and we do not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.